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                                                                 EXHIBIT 10.15

                         DIRECTOR INDEMNITY AGREEMENT



          AGREEMENT, dated as of _________________________, by and between
ACCESS Radiology Corporation (collectively with any affiliated entity to which Indemnitee is named, appointed or elected a director, "ACCESS" or the "Company")
and the undersigned                      (collectively with his estate, heirs,
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executors, administrators and other personal representatives, the "Indemnitee").

          In view of the substantial increase in directors' litigation costs and risks and the limitations of the availability and coverage of liability insurance, and in view of the mutual desire of the parties that the Indemnitee render valuable services to the Company as a director, this Agreement is entered into in order to provide assurance to the Indemnitee that the Company will indemnify the Indemnitee against such costs and risks to the fullest extent permitted by the laws of the State of Delaware.

          1.   Indemnification.
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                 (a)  To the fullest extent permitted by the laws of the State of Delaware as from time to time in effect, the Company, which for purposes of this Agreement shall mean ACCESS and any affiliated entity to which Indemnitee is named, appointed or elected a director, whether or not such entity executes this Agreement or an agreement equivalent to this Agreement, the naming, appointing or electing of Indemnitee as director being deemed equivalent to execution of this Agreement by such entity, jointly and severally shall indemnify the Indemnitee against any judgments, penalties, fines, amounts paid in settlement, and Expenses (as hereinafter defined) incurred in connection with any actual or threatened Proceeding (as hereinafter defined) in regard to which Indemnitee is or was a director of the Company, or serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, to the fullest extent permitted by the Company's certificate of incorporation, by-laws and applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit, and to advance to Indemnitee, as hereinafter provided, Expenses incurred in connection therewith.

                 (b) "Expenses" means all reasonable attorneys' fees and expenses, retainers, court costs, transcription costs, duplicating costs, fees of experts, fees of witnesses, travel expenses, printing and binding costs, telephone charges, postage incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

                 (c) "Proceeding" includes, without limitation, any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened or completed proceeding, whether civil, criminal, administrative or investigative, whether by a third party, by or in the right of the Company or by Indemnitee to enforce any rights under this Agreement or otherwise against the Company or its affiliates.

          2.   Procedure for Indemnification. To obtain indemnification under
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this Agreement, Indemnitee shall send to the Company a written request for any indemnification sought under this Agreement together with such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Company shall as soon as practicable advise the Board of Directors in writing that the Indemnitee has requested indemnification. The Company shall promptly make a finding whether the indemnification requested is permitted by the laws of the State of Delaware, the Company's certificate of incorporation, and its by-laws and, no later than 60 days following receipt by the Company of

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such request, the Company shall cause the indemnification provided hereunder to be authorized and paid unless the finding is that the indemnification requested is not permitted.

               (a) The burden of providing that such standard has not been met shall be on the Company. During such 60-day period, the Indemnitee shall be given an opportunity to be heard and to present evidence in connection with consideration by the Board of Directors, independent legal counsel or the stockholders, as the case may be, of any findings required by applicable law.

               (b) If the Company does not pay the indemnification requested by the Indemnitee within 60 days after the receipt of such request, the Indemnitee's right to indemnification shall be enforceable in any court of competent jurisdiction as set forth below. In any such action, neither the making of, nor failure to make, any finding by the Company (including its board of Directors, its independent counsel and its stockholders) that indemnification of the Indemnitee is proper or not proper in the circumstances, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with successfully establishing the right to indemnification, in whole or in part, in any such action shall also be indemnified by the Company.

               (c) Any action instituted by the Company or by the Indemnitee under this Agreement may be maintained as to the Company and the Indemnitee in any court of competent jurisdiction, including but not limited to the Chancery Court of the State of Delaware. The Company and the Indemnitee each consents to the exercise of jurisdiction and venue over the Company or the Indemnitee, as the case may be, by the Chancery Court of the State of Delaware in and for the County of Delaware.

          3.   Procedure for Advancement of Expenses. Promptly upon receipt by
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the Company of a written request for payment of expenses incurred by the
Indemnitee in defending any action or proceeding covered by Section 1, accompanied by documentation of the expenses incurred and by an undertaking by the Indemnitee to repay the amount advanced as and to the extent required by
Section 145 of the Delaware General Corporation Law, the Company shall pay an amount requested to or as directed by the Indemnitee notwithstanding the absence of the final disposition of the action or proceeding.

          4.   Voluntary Proceedings. Notwithstanding anything in this Agreement
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to the contrary, the Indemnitee shall not be entitled to indemnification or any advance pursuant to this Agreement in connection with any claim, action, or proceeding initiated by the Indemnitee against the Company or any director or officer of the Company except to enforce Indemnitee's rights under this Agreement or any other written agreement between Indemnitee and the Company unless the institution of such claim, action or proceeding was authorized prior to its commencement by a majority vote of the Board of Directors or the Indemnitee is successful, in whole or, with regard to the repayment of Expenses, substantial part, on the merits in such claim, action or proceeding.

          5.   Other Rights; Continuation of Right to Indemnification.  The
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indemnification and advances of Expenses provided by this Agreement shall not be deemed exclusive of any other rights consistent with the laws of the State of Delaware to which a director seeking indemnification may be entitled under any law (common or statutory), provision of the Company's certificate of incorporation or by-laws, resolution of stockholders or directors, other agreement or otherwise, both as to action in the Indemnitee's official capacity and as to action in another capacity for the Company, and shall continue notwithstanding that the Indemnitee may have ceased to be a director. The provisions of this Agreement shall inure to the benefit of

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Director Indemnity Agreement      Page 2 of 4       ACCESS Radiology Corporation
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the estate, heirs, executors, administrators and other personal representatives of the Indemnitee.

          6.   Amendments. This Agreement may not be amended without the
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agreement in writing of the Company and the Indemnitee.

          7.   Severability.  If any portion of this Agreement shall be deemed
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invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and the Company shall nevertheless indemnify the Indemnitee as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the fullest extent permitted by applicable law.

          8.   Survival Clause.  The Company acknowledges that, in providing
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services to the Company, the Indemnitee is relying on this Agreement.
Accordingly, the Company agrees that its obligation hereunder will survive (i) any actual or purported termination of this Agreement by the Company or its successors or assigns whether by operation of law or otherwise, (ii) any change in the Company's certificate of incorporation or by-laws and (iii) termination of the Indemnitee's services to the Company (whether such services were terminated by the Company or the Indemnitee), whether or not a claim is made or an action or proceeding is threatened or commenced before or after the actual or purported termination of this Agreement, change in the certificate of incorporation or by-laws or termination of the Indemnitee's services.

          9.   Successors and Assigns of the Company.  This Agreement shall be
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binding on the successors and assigns of the Company whether by operation of law or otherwise.

          10.  Governing Law.  This Agreement will be governed in all respects,
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including validity, interpretation and effect, by the laws of the State of
Delaware (without giving effect to the provisions thereof relating to conflict laws).

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          IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first written above.



                                   ACCESS Radiology Corporation



                                   By: _______________________________________
                                       Scott S. Sheldon
                                       President


                                   INDEMNITEE:



                                   By: _______________________________________


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